UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): March 3, 2022
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Welbilt, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices) (ZIP code)

(727) 375-7010
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	WBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2022, Welbilt, Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with Pentair Commercial Ice LLC, a Delaware limited liability company (the “Buyer”), and Pentair plc, an Irish public limited company. Upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company agreed to sell and assign to Buyer or its designee certain assets, equity interests, rights, properties and liabilities comprising the Company’s Manitowoc Ice business for a purchase price of $1.6 billion (the “Transaction”), subject to certain adjustments. The Purchase Agreement contains customary representations, warranties and covenants of the parties thereto. The completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including (i) receipt of applicable regulatory approvals, and (ii) the substantially concurrent closing of the previously announced Agreement and Plan of Merger pursuant to which the Company has agreed to merge with a subsidiary of Ali Holding S.r.l. (“Ali”), becoming a wholly owned subsidiary of Ali.

Item 8.01. Other Events

On March 3, 2022, the Company issued a press release in connection with the announcement of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d)    Exhibit

Exhibit No.	Description

99.1	Press Release dated March 3, 2022, issued by Welbilt, Inc.
101	Interactive data files pursuant to Rule 405 of Regulation S-T, formatted in Inline Extensible Business Reporting Language ("iXBRL")
104	Cover page interactive data file (formatted in iXBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: March 3, 2022	By:	/s/ Martin D. Agard
Martin D. Agard
Executive Vice President and Chief Financial Officer

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